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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): December 8, 2005

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                     0-19517                23-2835229
(State or Other Jurisdiction        (Commission File          (IRS Employer
       of Incorporation)                 Number)            Identification No.)

                2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     On and after December 8, 2005, The Bon-Ton Stores, Inc. (the "Company") intends to release certain information to potential lenders with respect to certain financings contemplated in connection with the Company's proposed acquisition from Saks Incorporated of its Northern Department Store Group (the "Acquisition"). The Company presently intends to issue up to an aggregate of $600 million of senior notes to partially finance the Acquisition. In the event the Company does not issue the senior notes by the closing of the Acquisition, the Company could incur up to an identical amount of unsecured senior bridge loan debt to partially finance the Acquisition. In either instance, the covenants, representations and warranties would be of the type customary for transactions of this type.

     The Company is making this disclosure to be consistent with the Securities and Exchange Commission's "fair disclosure" guidelines and in advance of presentations to potential lenders.

     This information is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended (the "Securities Act"), if such subsequent filing specifically references this Current Report on Form 8-K.

     This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the senior notes or any other securities, nor will there be any sale of the senior notes or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The senior notes will be issued in reliance on the exemptions from the registration requirements provided by Rule 144A and Regulation S under the Securities Act. The senior notes, when offered, will not have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Statements made in this Current Report on Form 8-K, other than statements of historical information, are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Factors that could cause such differences include, but are not limited to, the ability to satisfy the conditions precedent to consummation of the Acquisition, including: the ability to obtain the necessary financing, including the sale of senior notes; the availability of bridge loan financing; and the availability of a revolving credit facility. Additional factors that could cause the Company's actual results to differ from those contained in these forward looking statements are discussed in greater detail in the Company's periodic reports filed with the Securities and Exchange Commission.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  The Bon-Ton Stores, Inc.

                                  By:      /s/ Keith E. Plowman
                                     -------------------------------------------
                                     Keith E. Plowman
                                     Senior Vice President, Chief Financial
                                     Officer and Principal Accounting Officer

Dated:  December 8, 2005


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